Reverse Recapitalization (Tables)	12 Months Ended
Dec. 31, 2022
Texts Block [Abstract]
Summary of Share Listing Expenses Recognised In Profit or Loss

The acquisition of the net assets of AGC on December 1, 2021 did not meet the definition of a business under IFRS and was therefore accounted for as a share-based payment, with the former AGC shareholders receiving one GHL Class A ordinary share for each issued and outstanding ordinary share in AGC. The excess of fair value of GHL shares issued over the fair value of AGC’s identifiable net assets acquired represents compensation for the service of a stock exchange listing for its shares and is expensed as incurred, the summary of which is as follows:

(in $ millions)	2021
Fair value of net assets of AGC	398
Less: Fair value of consideration comprising: 62.5 million GHL Class A ordinary shares	(688)
Share listing expenses recognized in profit or loss	(290)